Exhibit 32.2

CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER
 PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark Gatto, Co-Chief Executive Officer and Co-President, in connection with the Quarterly Report of CĪON Investment Corporation (the “Company”) on Form 10-Q/A for the quarter ended March 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.   The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.   The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 10, 2013

/s/ Mark Gatto Mark Gatto Co-Chief Executive Officer and Co-President (Principal Executive Officer) CĪON Investment Corporation